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Exhibit 10.10.2


                                 AMENDMENT NO. 2
                                       TO
                          MANAGEMENT SERVICES AGREEMENT

      Amendment No. 2 to Management Services Agreement dated as of January 1, 1999 by and between BALLANTYNE OF OMAHA, INC., a Delaware corporation ("Ballantyne") and CANRAD, INC., a Delaware corporation ("Canrad").

                              W I T N E S S E T H:

      WHEREAS, Ballantyne and Canrad are parties to a Management Services Agreement dated as of September 12, 1995 (the "Agreement"), which Agreement was amended by Amendment No. 1 dated as of July 1, 1997, and

      WHEREAS, Ballantyne and Canrad desire to further amend this Agreement with respect to services to be rendered pursuant to said Agreement;

      NOW, THEREFORE, in consideration of the promises, mutual covenants and agreements herein set forth, the parties hereto, desiring to be legally bound, do hereby agree as follows:

      1. Section 2.2(a) of the Agreement is hereby amended and restated in its entirety as follows:

      "(a) advice and assistance as to the general and corporate policies and strategic planning and direction of Ballantyne and its subsidiaries;"

      2. Except as expressly amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused the execution of this Amendment on the 10th day of March, 1999, effective January 1, 1999.

                                    BALLANTYNE OF OMAHA, INC.


                                By: /s/ John Wilmers
                                   ------------------------------------
                                    John Wilmers, President

                                  CANRAD, INC.


                                By: /s/ Arnold S. Tenney
                                   ------------------------------------
                                    Arnold S. Tenney, Chairman of the
                                    Board



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